CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
THE ILLINGTON FUNDS
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Salvatore M. Capizzi, am President (principal executive officer) of The Illington Funds (the “Registrant”)

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended June 30, 2006 (the “Report”).

I hereby certify that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated

/s/ Salvatore M. Capizzi

Salvatore M. Capizzi
President and Principal Executive Officer

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF
THE ILLINGTON FUNDS
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Jeffrey J. Unterreiner, am Vice President and Treasurer (principal financial officer) of The Illington Funds (the “Registrant”)

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended June 30, 2006 (the “Report”).

I hereby certify that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated

/s/ Jeffrey J. Unterreiner

Jeffrey J. Unterreiner
Vice President, Treasurer and Principal Financial Officer